Exhibit 10.1

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT ("Agreement") made as of October 21, 2003 between AdStar, Inc., a Delaware corporation (the "Company"), on the one hand, and Edward P. Hopey ("Hopey") and Gil Wolsky ("Wolsky") on the other hand.

                                   WITNESSETH

      WHEREAS, the Company, Hopey, Wolsky and certain other entities have, simultaneously herewith, entered into an Agreement and Plan of Merger dated and even date (the "Merger Agreement"); and

      WHEREAS, in connection with the Merger Agreement, the Company has agreed to enter into this Agreement with Hopey and Wolsky.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

      "Allowed Delay" is defined in Section 3(e).

      "Closing Date" shall have the same meaning as in the Merger Agreement.

      "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the "Securities Act" (as defined herein).

      "Common Stock" shall mean the Common Stock, $.0001 par value per share, of the Company, as constituted as of the date of this Agreement.

      "Consideration Shares" shall have the same meaning as in the Merger Agreement.

      "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Filing Date" is defined in Section 2.

      "Registration Expenses" shall mean the expenses described in Section 5.

      "Registration Period" is defined in Section 3(a).

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      "Securities Act" shall mean the United States Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Selling Expenses" shall mean the expenses described in Section 5.

      "Selling Holders" shall mean Hopey and Wolsky collectively.

      2. Registration.

            (a) Subject to the provisions of paragraph (b) and Section 3 below, on or prior to the 60th day (the "Filing Date") following the Closing Date, the Company shall file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings) (the "Resale Registration Statement") registering the sale by the Selling Holders of the Consideration Shares under the Securities Act.

            (b) Anything contained herein to the contrary notwithstanding, with respect to the registration required pursuant to this Section 2, the Company may include in such registration any issued and outstanding shares of Common Stock held by others.

      3. Obligations Of The Company.

            In connection with the registration of sale of the Consideration Shares, the Company shall have the following obligations:

            (a) The Company shall prepare promptly, and file with the Commission not later than the Filing Date, the Resale Registration Statement with respect to the Consideration Shares and thereafter use its reasonable best efforts to cause such Resale Registration Statement to become effective as soon as possible after such filing with the Commission, and keep the Resale Registration Statement effective until the earlier of the second anniversary of the Closing Date or the sale of all of the Consideration Shares (the "Registration Period"), which Resale Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

            (b) The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Resale Registration Statement and the prospectus used in connection with the Resale Registration Statement as may be necessary to keep the Resale Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Consideration Shares covered by the Resale Registration Statement until such time as all of such Consideration Shares have been disposed of in


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accordance with the intended methods of disposition by the Selling Holders as set forth in the Resale Registration Statement. The Company shall use its reasonable best efforts to cause any amendment to the Resale Registration Statement to become effective as soon as practicable following the filing thereof.

            (c) The Company shall furnish to the Selling Holders (i) promptly (but in no event more than two (2) business days) after the same is prepared and filed with the Commission, one copy of the Resale Registration Statement and any amendment thereto, and (ii) such number of copies of a prospectus and all amendments and supplements thereto as such Selling Holders may reasonably request in order to facilitate the disposition of the Consideration Shares owned by such Selling Holders. The Company will immediately notify each Selling Holder by facsimile of the effectiveness of Resale Registration Statement or any post-effective amendment. The Company will promptly respond (but in no event more than twenty (20) business days) to any and all comments received from the Commission, with a view towards causing Resale Registration Statement or any amendment thereto to be declared effective by the Commission as soon as practicable.

            (d) The Company shall use reasonable efforts to (i) register and qualify the Consideration Shares covered by the Resale Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Selling Holders reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Consideration Shares for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

            (e) As promptly as practicable after becoming aware of such event, the Company shall notify each Selling Holder of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Resale Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its reasonable best efforts promptly to prepare a supplement or amendment to the Resale Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Selling Holder as such Selling Holder may reasonably request; provided that, the Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or Resale Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in


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the best interests of the Company (an "Allowed Delay"); provided, further, that the Company shall promptly (i) notify the Selling Holders in writing of the existence of (but in no event, without the prior written consent of the Selling Holders, shall the Company disclose to such Selling Holders any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the Selling Holders in writing to cease all sales under such Resale Registration Statement until the end of the Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3(e) with respect to the information giving rise thereto.

            (f) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Resale Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest moment and to notify each Selling Holder of the issuance of such order and the resolution thereof.

            (g) The Company shall permit a single firm or counsel designated by the Selling Holders, at the expense of the Selling Holders, to review such Resale Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The sections of such Resale Registration Statement covering information with respect to the Selling Holders, the Selling Holder's beneficial ownership of securities of the Company or the Selling Holders intended method of disposition of Consideration Shares shall conform to the information provided to the Company by each of the Selling Holders.

            (h) The Company shall cause all the Consideration Shares covered by the Resale Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Consideration Shares is then permitted under the rules of such exchange.

            (i) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Selling Holders of Consideration Shares pursuant to the Resale Registration Statement.

      4. Obligations Of The Selling Holders.

            In connection with the registration of sale of the Consideration Shares, the Selling Holders shall have the following obligations:

            (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Consideration Shares of a particular Selling Holder that such Selling Holder shall furnish to the Company, in writing, such information regarding itself, the securities of the Company held by him and the intended method of disposition of the Consideration Shares held by him as shall be reasonably required to effect the registration of such Consideration Shares and shall execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15)


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business days prior to the Filing Date, the Company shall notify each Selling
Holder of the information the Company requires from each such Selling Holder.

            (b) Each Selling Holder, by such Selling Holder's acceptance of the Consideration Shares, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Resale Registration Statement hereunder, unless such Selling Holder has notified the Company in writing of such Selling Holder's election to exclude all of such Selling Holder's Consideration Shares from the Resale Registration Statement.

            (c) Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), such Selling Holders will immediately discontinue disposition of Consideration Shares pursuant to the Resale Registration Statement covering such Consideration Shares until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Selling Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Selling Holder's possession, of the prospectus covering such Consideration Shares current at the time of receipt of such notice.

      5. Expenses. All expenses incurred by the Company in complying with Sections 2 and 3 hereof, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and independent public accountants for the Company, fees and expenses, including counsel fees, incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance are called "Registration Expenses." All selling commissions applicable to Consideration Shares, including any fees and disbursements of any special counsel retained by the Selling Holders, are called "Selling Expenses."

      The Company will pay all Registration Expenses. All Selling Expenses shall be borne by the Selling Holders.

      6. Rule 144 Reporting. With a view to making available to the Selling Holders the benefits of certain rules and regulations of the Commission which may permit the sale of the Consideration Shares without registration, the Company agrees to:

      (a) make and keep public information available, as those terms are used and defined in Commission Rule 144; and

      (b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required by the Company under the Exchange Act.


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      7. Indemnification and Contribution.

      (a) In the event of a registration of the sale by the Selling Holders of any Consideration Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless Hopey and Wolsky, as the case may be, against any losses, claims, damages or liabilities, joint or several, to which Hopey and Wolsky, as the case may be, may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any fact contained in the Resale Registration Statement under which such Consideration Shares was registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Hopey and Wolsky, as the case may be, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Hopey and Wolsky, as the case may be, in writing specifically for use in the Resale Registration Statement.

      (b) In the event of a registration of the sale by the Selling Holders of any of the Consideration Shares under the Securities Act pursuant to this Agreement, Hopey and Wolsky, as the case may be, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Resale Registration Statement and each director of the Company, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Resale Registration Statement under which such Consideration Shares were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that Hopey and Wolsky, as the case may be, will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to Hopey and Wolsky, as the case may be, furnished in writing to the Company by Hopey and Wolsky, as the case may be, specifically for use in the Resale Registration Statement.


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      (c) Promptly after receipt by a party indemnified hereunder of notice of the commencement of any action or the receipt of any claim, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

      (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification under the fault standards set forth in Section 7, (ii) no Selling Holder guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Selling Holder who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any Selling Holder shall be limited in amount to the net amount of proceeds received by such Selling Holder from the sale of Consideration Shares.

      8. Miscellaneous.

      (a) The rights granted to Hopey and Wolsky hereunder may not be assigned to any other person.

      (b) All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered in person, (b) the day following dispatch by an overnight courier service


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(such as Federal Express or UPS, etc.) or (c) five (5) days after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made:

            if to the Company, Hopey and Wolsky, at the address of such party set forth in the Merger Agreement.

      (c) All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of California.

      (d) This Agreement may not be amended or modified or otherwise altered except pursuant to an instrument, in writing, signed by each of the parties.

      (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.


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         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and Hopey and Wolsky have duly executed this Agreement, as of the date first written above.

                                          AdStar, Inc.


                                          By: /s/ Leslie Bernhard
                                             ----------------------------------
                                             Leslie Bernhard, President and CEO


                                          /s/ Edward P. Hopey
                                          -------------------------------------
                                          Edward P. Hopey


                                          /s/ Gil Wolsky
                                          -------------------------------------
                                          Gil Wolsky


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